CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
CONSOLIDATED BALANCE SHEETS
Accounts receivable, allowance (in dollars)	$ 7,114	$ 4,732
Common unitholders, units issued	27,430,563	27,430,563
Common unitholders, units outstanding	27,260,747	27,310,648
General partner interest (as a percent)	0.83%	0.83%
General partner interest, equivalent units outstanding	230,303	230,303